                                                                    EXHIBIT 10.3

                        RESTRICTED STOCK AWARD AGREEMENT

      THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is made by and between _________________ ("Recipient") and InfraSource Services, Inc., a Delaware corporation (the "Company"), as of __________ __, 20__. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings set forth in the Company's 2004 Omnibus Stock Incentive Plan (the "Plan").

      On ___________ __, 20__ (the "Date of Grant"), the Board of Directors of the Company (the "Board"), in its capacity as Administrator under the Plan, awarded the Recipient a Restricted Stock Award, pursuant to which the Recipient was awarded __________ shares of common stock of the Company ("Common Stock"), par value $.001 per share (the "Unvested Shares"), pursuant to and subject to the terms and conditions of the Plan and this Agreement. The Restricted Stock Award is made to the Recipient as compensation for his or her services provided to the Company.

      1. Repurchase Option.

            (a) If Recipient's employment with the Company or any Parent or Subsidiary is terminated for any reason, including death or Disability (such date of termination of service is hereinafter referred to as the "Termination Date"), the Company shall have the right, but not the obligation, to purchase from Recipient, or Recipient's personal representative, as the case may be, any or all of the Recipient's Unvested Shares that have not become vested pursuant to Section 2(a) of this Agreement as of the Termination Date, at the par value of the Unvested Shares (the "Repurchase Option") and otherwise in accordance with the terms set forth below.

            (b) The Company may exercise its Repurchase Option by delivering personally or by registered mail, to Recipient (or his or her transferee or legal representative, as the case may be), within twelve (12) months after the date of termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company's office. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

            (c) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within twelve (12) months following the Termination Date, the Repurchase Option shall terminate.

      2. Vesting; Change in Control.

            (a) Vesting. Subject to the provisions of Section 1(a) and 1(b) above, and subject to termination pursuant to Section 1(c) above, and provided that the Share Vesting Date (as hereinafter defined) occurs prior to the Recipient's Termination Date, the Repurchase Option shall automatically terminate, and the Unvested Shares shall become vested ("Shares") on _______ __, 20__ (_____ years from the Date of Grant) (the "Share Vesting Date"); provided, that, all or a portion of the Unvested Shares shall become vested sooner in the event that the Company meets certain performance objectives set forth on
Schedule 1.

            (b) Change in Control. If, during a Change in Control Period, the Recipient's employment is terminated by the Company other than for Cause, or by the Recipient for Good Reason, then immediately upon such termination any unvested portion of the Unvested Shares shall vest and become exercisable in its entirety.

            (c) Definitions.

                  (i) For purposes of this Agreement, "Cause" shall have the meaning set forth in the Recipient's employment agreement with the Company or any Parent or Subsidiary, or if Recipient is not subject to any such agreement, "Cause" shall mean (1) the continued failure by Recipient to substantially perform his or her duties with the Company or any Parent or Subsidiary or (2) the willful engaging by Recipient in gross misconduct materially and demonstrably injurious to the Company or any Parent or Subsidiary.

                  (ii) For purposes of this Agreement, "Good Reason" shall have the meaning set forth in the Recipient's employment agreement with the Company or any Parent or Subsidiary, or if Recipient is not subject to any such agreement, "Good Reason" shall mean the Company's material reduction of the Recipient's compensation or duties and responsibilities (without Recipient's express written consent); provided, that Recipient has provided the Company of written notice of the material breach and the Company does not cure such breach within 15 days following the date Recipient provides notice thereof to the Company.

                  (iii) For purposes of this Agreement, "Change in Control Period" means the twelve month period commencing on the occurrence of a Change in Control.

                  (iv) For purposes of this Agreement "Change in Control" means:
      (1) a complete liquidation or dissolution of the Company; (2) a sale, exchange or other disposition of all or substantially all of the Company's business or assets; (3) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company and any trustee or other fiduciary holding securities under any employee benefit plan of the Company), is or becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; (4) consummation of a merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or parent thereof) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or parent thereof outstanding immediately after such merger, consolidation or reorganization; or (5) a change in the constituency of the Board with the result that individuals (the "Incumbent Directors") who are members of the Board as of the Date of Grant cease for any reason to constitute at least a majority of the Board; provided that any individual who is elected to the Board after the Date of Grant and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board. A Change in Control may occur in a single transaction or a series of transactions.

      3. Transferability of the Shares; Escrow.

            (a) Recipient hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to take such steps as may be necessary to cause the transfer of the Unvested Shares as to which the Repurchase Option has been exercised from Recipient to the Company.

            (b) To insure the availability for delivery of Recipient's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under
Section 1, Recipient hereby appoints the Secretary of the Company, or any other person designated by the Company as escrow agent, as his or her attorney-in-fact to sell, assign and transfer unto the Company such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates (which may be held in book entry form) representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Unvested Shares and stock assignment shall be held by the Secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Recipient attached as Exhibit B hereto, until the Company exercises its Repurchase Option, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Recipient, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C. Upon vesting of the Unvested Shares pursuant to the provisions of
Section 2(a) of this Agreement, the escrow agent shall promptly deliver to the Recipient the certificate or certificates representing such Shares in the escrow agent's possession belonging to the Recipient in accordance with the terms of the Joint Escrow Instructions, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates if so required pursuant to other restrictions imposed pursuant to this Agreement.

            (c) The escrow agent shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

            (d) Any purported transfer or sale of the Shares shall be subject to restrictions on transfer imposed by any applicable state and Federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

      4. Ownership, Voting Rights, Duties. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Recipient, except as specifically provided herein.

      5. Legends. The share certificate or certificates evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any other legend or legends required under applicable Federal and state securities laws):

            THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

      Upon lapse of such restrictions on transfer, the Company shall direct the Company's transfer agent to remove such legend.

      6. Adjustments. All rights and obligations under this Agreement are subject to Section 3 of the Plan, the terms of which are incorporated herein by this reference.

      7. Notices. All notices and other communications under this Agreement shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below:

      If to Company:      InfraSource Services, Inc.
                          100 West Sixth Street
                          Suite 300
                          Media, PA 19063
                          Attention:  General Counsel
                          Facsimile:  (610) 480-8095

      If to Recipient:    _________________________
                          at the address listed on the signature page to this Agreement

Either party hereto may change such party's address for notices by notice duly given pursuant hereto.

      8. Survival of Terms. This Agreement shall apply to and bind Recipient and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

      9. Section 83(b) Election. Recipient hereby acknowledges that he or she has been informed that, with respect to the Unvested Shares, an election may be filed by the Recipient with the Internal Revenue Service, within 30 days after the award of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the aggregate acquisition price of the Shares and the aggregate Fair Market Value of the Shares on the date of acquisition. A form of such election is attached hereto as Exhibit D.

      RECIPIENT ACKNOWLEDGES THAT IT IS RECIPIENT'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(B) OF THE CODE, EVEN IF RECIPIENT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON RECIPIENT'S BEHALF. RECIPIENT MUST NOTIFY THE COMPANY IF HE OR SHE MAKES AN ELECTION UNDER SECTION 83(B) OF THE CODE, AND PROVIDE A COPY OF THE ELECTION TO THE COMPANY.

      10. Representations. Recipient has reviewed with his or her own tax advisors the Federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Recipient is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Recipient understands that he or she (and not the Company) shall be responsible for any tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

      11. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof.

      12. Amendments. This Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.

      13. Agreement Not a Contract of Employment. Neither this Agreement nor any other action taken pursuant to this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Recipient has a right to continue to provide services as an officer, director, employee, consultant or advisor of the Company or any Parent, Subsidiary or affiliate of the Company for any period of time or at any specific rate of compensation.

      14. Authority of the Board. The Board shall have full authority to interpret and construe the terms of this Agreement. The determination of the Board as to any such matter of interpretation or construction shall be final, binding and conclusive.

      15. Protections Against Violations of Agreement. No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Shares by any holder thereof in violation of the provisions of this Agreement, will be valid, and the Company will not transfer any of said Shares on its books unless and until there has been full compliance with said provisions to the satisfaction of the Company. The foregoing restrictions are in addition to, and not in lieu of, any other remedies, legal or equitable, available to enforce said provisions.

      16. Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, for such period as the Company or its underwriters may request (such period not to exceed 180 days following the date of the applicable offering), the Recipient shall not, directly or indirectly, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriters.

      17. Representation by Recipient. Recipient represents that he or she has read this Agreement and is familiar with its terms and provisions. Recipient hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

      IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

RECIPIENT:                                       INFRASOURCE SERVICES, INC.

_____________________________                    _______________________________
Signature

_____________________________                    _______________________________
Print Name                                       Title

_____________________________
Social Security Number

_____________________________
_____________________________
Residence Address

                                                                      Schedule 1
Performance Vesting

Vesting of the shares of restricted stock granted to Recipient on ________ __, ____ ("Restricted Shares") will accelerate upon achievement of _________________ targets to be set by the Compensation Committee of the Board of Directors of InfraSource Services, Inc. ("Compensation Committee"). The __________ targets will be computed based on _______________________________. When a ____________
target is achieved, 25% of the Restricted Shares (referred to as a Tranche) will vest on the Accelerated Vesting Date (defined below). ____________ target for each fiscal year shall be defined as _______________.

Each Tranche is eligible for sequential accelerated vesting for each of fiscal years ______ through _____; therefore, Tranche 1 is eligible for acceleration for fiscal year _____ and forward, Tranche 2 is eligible for acceleration for fiscal year _____ and forward, Tranche 3 is eligible for acceleration for fiscal year _____ and forward and Tranche 4 is eligible for acceleration for fiscal year ______ and forward. If for any fiscal year acceleration is not achieved for an eligible Tranche, such Tranche will vest in any subsequent year that the _________ target for such Tranche is achieved.

Once vested, shares cannot be forfeited even if _________ for future years is below the _________ targets in subsequent years. In any year where a __________ target is achieved, the applicable shares that accelerate will vest on March 15 of the year after the ___________ targets are achieved ("Accelerated Vesting Date") (for example, if Tranche 1 accelerates based on ______ results, the vesting date will be March 15, ____). Recipient must continue to be employed by InfraSource or one of its subsidiaries on the Accelerated Vesting Date in order to be eligible for accelerated vesting.

                                                                       EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED, _________________ (the "Recipient") hereby sells, assigns and transfers unto INFRASOURCE SERVICES, INC., a Delaware corporation (the "Company"), _____________________ (_____) shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), standing in his or her name on the books of said corporation represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint ______________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

      This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Award Agreement (the "Agreement") of the Company and the undersigned, dated _________ __, 20__.

Dated:  _______________, __________            Signature: ______________________

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this Assignment Separate from Certificate is to enable the Company to exercise its "repurchase option," as set forth in the Agreement, without requiring additional signatures on the part of the Recipient. This Assignment Separate from Certificate must be delivered to the Company with the above Certificate No. ______.

                                                                       EXHIBIT B

                            JOINT ESCROW INSTRUCTIONS

                                                            ______________, 20

INFRASOURCE SERVICES, INC.

Attention:  Secretary

      As Escrow Agent for both INFRASOURCE SERVICES, INC., a Delaware corporation (the "Company"), and ________________ ("Recipient") of the Company's Common Stock (the "Common Stock") you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Award Agreement between the Company and Recipient, dated ___________ ___, 20__ (the "Agreement"), in accordance with the following instructions:

      1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's repurchase option set forth in the Agreement (the "Repurchase Option"), the Company shall give to Recipient and to you a written notice specifying the number of shares of Common Stock (the "Shares") to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

      2. At the closing, you are directed (a) to date the Assignment Separate From Certificate necessary for the transfer in question, (b) to fill in the number of Shares being transferred, and (c) to deliver same, together with the certificate evidencing the Shares to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price for the number of Shares purchased pursuant to the exercise of the Company's Repurchase Option.

      3. Recipient hereby irrevocably authorizes the Company to deposit with you any certificates evidencing the Shares to be held by you hereunder and any additions and substitutions to said Shares as set forth in the Agreement. Recipient does hereby irrevocably constitute and appoint you as Recipient's attorney-in-fact and agent for the term of this escrow to execute with respect to such Shares all documents necessary or appropriate to make such Shares negotiable and to complete any transaction herein contemplated, including but not limited to, the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the Shares. Subject to the provisions of this Section 3, Recipient shall exercise all rights and privileges of a shareholder of the Company while the stock is being held by you.

      4. Upon written request of the Recipient, but not more than once following any Share Vesting Date, unless the Company's Repurchase Option has been exercised, you will deliver to Recipient a certificate or certificates representing the aggregate number of Shares that are not then subject to the Company's Repurchase Option. Within 120 days after

Recipient's termination of employment or service with the Company or any Parent or Subsidiary (each, as defined in the Company's 2004 Omnibus Stock Incentive
Plan), you will deliver to Recipient, or Recipient's representative, as the case may be, a certificate or certificates representing the aggregate number of Shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

      5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of the same to Recipient and shall be discharged of all further obligations hereunder.

      6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

      7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

      8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

      10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

      11. You shall be entitled, at the expense of the Company, to employ such legal counsel and other experts as you may deem necessary and proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

      12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

      13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or as otherwise provided in the Agreement, but you shall be under no duty whatsoever to institute or defend any such proceedings.

      15. All notices and other communications under this Joint Escrow Instructions shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto:

      If to Company:           InfraSource Services, Inc.
                               100 West Sixth Street
                               Suite 300
                               Media, PA  19063
                               Attention: General Counsel
                               Facsimile: (610) 480-8095

      If to Recipient:         ______________
                               ____________________________
                               ____________________________
                               ____________________________
                               Facsimile:

      If to the Escrow Agent:  INFRASOURCE SERVICES, INC.

                               Corporate Secretary
                               100 West Sixth Street
                               Suite 300
                               Media, PA  19063
                               Facsimile: (610) 480-8095

      16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

      17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

      18. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.

RECIPIENT:                                      INFRASOURCE SERVICES, INC.

__________________________                      ________________________________
Signature                                       By

___________________                             ________________________________
Print Name                                      Title

__________________________
__________________________
Residence Address

ESCROW AGENT

__________________________
Corporate Secretary

                                                                       EXHIBIT C

                                CONSENT OF SPOUSE

      I, ______________________, spouse of _________________, have read and hereby approve the Restricted Stock Award Agreement by and between _______________ and INFRASOURCE SERVICES, INC., a Delaware corporation (the "Company"), dated ___________ __, 20__ (the "Agreement"). In consideration of the award of the Unvested Shares to my spouse, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights or obligations under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares of Common Stock issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 20__                 Signature: ________________________

                                                                       EXHIBIT D

                          ELECTION UNDER SECTION 83(B)
                      OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

The name address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: _____________________________________________

NAME OF SPOUSE: _______________________________________________

ADDRESS: ______________________________________________________

IDENTIFICATION NO. OF TAXPAYER: _______________________________

IDENTIFICATION NUMBER OF SPOUSE: ______________________________

TAXABLE YEAR: _________________________________________________

      1. The property with respect to which the election is made is described as follows: ______________ shares (the "Shares") of the Common Stock of INFRASOURCE SERVICES, INC. (the "Company").

      2. The date on which the property was transferred is: ______________, 20_.

      3. The property is subject to the following restrictions:

         The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions in such agreement.

      4. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $__________.

      5. The amount (if any) paid for such property is: $_______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:  __________________, 20__                ________________________________
                                                Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:  __________________, 20__                ________________________________
                                                Spouse of Taxpayer

                                      D-2